Exhibit 10.17

McMoRan EXPLORATION CO.
1998 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

ARTICLE I
PURPOSE OF THE PLAN

The purpose of the 1998 Stock Option Plan for Non-Employee Directors (the “Plan”) is to align more closely the interests of the non-employee directors of McMoRan Exploration Co. (the “Company”) with that of the Company’s stockholders by providing for the automatic grant to such directors of stock options (“Options”) to purchase Shares (as hereinafter defined), in accordance with the terms of the Plan.

ARTICLE II
DEFINITIONS

For the purposes of this Plan, the following terms shall have the meanings indicated:

Board: The Board of Directors of the Company.

Change in Control: A Change in Control shall be deemed to have occurred if either (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially more than 20% of the Common Stock outstanding (exclusive of shares held in the Company’s treasury or by the Company’s Subsidiaries) pursuant to a tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, or (b) there shall be a change in the composition of the Board at any time within two years after any tender offer, exchange offer, merger, consolidation, sale of assets or contested election, or any combination of those transactions (a “Transaction”), so that (i) the persons who were directors of the Company immediately before the first such Transaction cease to constitute a majority of the Board of Directors of the corporation which shall thereafter be in control of the companies that were parties to or otherwise involved in such Transaction, or (ii) the number of persons who shall thereafter be directors of such corporation shall be fewer than two-thirds of the number of directors of the Company immediately prior to such first Transaction. A Change in Control shall be deemed to take place upon the first to occur of the events specified in the foregoing clauses (a) and (b).

Code: The Internal Revenue Code of 1986, as amended from time to time.

Committee: Until otherwise determined by the Board, the Corporate Personnel Committee of the Board.

Eligible Director: A director of the Company who is not an officer or an employee of the Company or a Subsidiary.

Fair Market Value: Except as provided below in connection with a cashless exercise, for any purpose relevant under the Plan, the fair market value of a Share or any other security shall be the closing per Share or security sale price on the Composite Tape for New York Stock Exchange-Listed Stocks on the date in question or, if there are no reported sales on such date, on the last preceding date on which any reported sale occurred. If on the date in question the Shares or other securities in question are not listed on such Composite Tape, the fair market value shall be the closing sale price on the New York Stock Exchange on such date or, if no sales occurred on such date, on the last previous day on which a sale on the New York Stock Exchange is reported. In the context of a cashless exercise, the fair market value shall be the price at which the Shares are actually sold.

Option Cancellation Gain: With respect to the cancellation of an Option pursuant to Section 4 of Article IV hereof, the excess of the Fair Market Value as of the Option Cancellation Date (as that term is defined in Section 4 of Article IV hereof) of all the outstanding Shares covered by such Option, whether or not then exercisable, over the purchase price of such Shares under such Option.

Shares: Shares of common stock, par value $0.01 per share, of the Company (including any attached preferred stock purchase rights).

Subsidiary: Any corporation of which stock representing at least 50% of the ordinary voting power is owned, directly or indirectly, by the Company; and any limited liability company or other entity of which equity securities or interests representing at least 50% of the ordinary voting power or 50% of the total value of all classes of equity securities or interests of such entity are owned, directly or indirectly, by the Company.

ARTICLE III
ADMINISTRATION OF THE PLAN

This Plan shall be administered by the Board. The Board will interpret this Plan and may from time to time adopt such rules and regulations for carrying out the terms and provisions of this Plan as it may deem best. Notwithstanding the foregoing, the Committee shall have the authority to make all determinations with respect to the transferability of Options in accordance with Article VIII hereof. All determinations by the Board or the Committee shall be made by the affirmative vote of a majority of its respective members, but any determination reduced to writing and signed by a majority of its respective members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to any applicable provisions of the Company’s By-Laws or of this Plan, all determinations by the Board and the Committee pursuant to the provisions of this Plan, and all related orders or resolutions of the Board and the Committee, shall be final, conclusive and binding on all persons, including the Company and its stockholders, employees, directors and optionees. In the event of any conflict or inconsistency between determinations, orders, resolutions, or other actions of the Committee and the Board taken in connection with this Plan, the action of the Board shall control.

ARTICLE IV
STOCK SUBJECT TO THE PLAN

Section 1.  The Shares to be issued or delivered upon exercise of Options shall be made available, at the discretion of the Board, either from the authorized but unissued Shares of the Company or from Shares reacquired by the Company, including Shares purchased by the Company in the open market or otherwise obtained.

Section 2.  Subject to the provisions of Section 3 of this Article IV, the aggregate number of Shares which may be purchased pursuant to Options shall not exceed 75,000. To the extent an Option is forfeited or canceled prior to exercise, the Shares subject to such forfeited or canceled Option shall again be available for grant under the Plan. To the extent that Shares are delivered to pay the exercise price of an Option, the number of Shares so delivered shall again be available for grant under the Plan.

Section 3.  In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other change in the Shares, all limitations on the number of Shares provided in this Plan, and the number of Shares subject to outstanding Options, shall be equitably adjusted in proportion to the change in outstanding Shares. In addition, in the event of any such change in the Shares, the Committee shall make any other adjustment that it determines to be equitable, including without limitation adjustments to the exercise price of any Option in order to provide Participants with the same relative rights before and after such adjustment.

Section 4.  In the event the Company is merged or consolidated into or with another corporation in a transaction in which the Company is not the survivor, or in the event that substantially all of the Company’s assets are sold to another entity not affiliated with the Company, any holder of an Option, whether or not then exercisable, shall be entitled to receive (unless the Company shall take such alternative action as may be necessary to preserve the economic benefit of the Option for the optionee) on the effective date of any such transaction (the “Option Cancellation Date”), in cancellation of such Option, an amount in cash equal to the Option Cancellation Gain relating thereto, determined as of the Option Cancellation Date.

ARTICLE V
PURCHASE PRICE OF OPTIONED SHARES

The purchase price per Share under each Option shall be 100% of the Fair Market Value of a Share at the time such Option is granted, but in no case shall such price be less than the par value of the Shares subject to such Option.

ARTICLE VI
ELIGIBILITY OF RECIPIENTS

Options will be granted only to individuals who are Eligible Directors at the time of such grant.

ARTICLE VII
GRANT OF OPTIONS

Section 1.  Each Option shall constitute a nonqualified stock option which is not intended to qualify under Section 422 of the Code.

Section 2.  On June 1, 2003 and June 1 of each subsequent year that the Plan remains in effect, each Eligible Director, as of each such date, shall be granted an Option to purchase 3,500 Shares.

Section 3.  Each Option shall become exercisable with respect to one-fourth of the Shares subject thereto on each of the first, second, third and fourth anniversaries of the date of grant and may be exercised by the holder thereof with respect to all or any part of the Shares comprising each installment as such holder may elect at any time after such installment becomes exercisable but no later than the termination date of such Option; provided that each Option shall become exercisable in full upon a Change in Control.

Section 4.  The purchase price of Shares subject to any Option shall be the Fair Market Value thereof on the respective date of grant.

ARTICLE VIII
TRANSFERABILITY OF OPTIONS

No Options granted hereunder may be transferred, pledged, assigned or otherwise encumbered by an optionee except:

(a)  by will;

(b)  by the laws of descent and distribution; or

(c)  if permitted by the Committee and so provided in the Option or an amendment thereto, (i) pursuant to a domestic relations order, as defined in the Code, (ii) to Immediate Family Members, (iii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the partners, (iv) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the members, or (v) to a trust for the benefit of Immediate Family Members; provided, however, that no more than a de minimus beneficial interest in a partnership, limited liability company or trust described in (iii), (iv) or (v) above may be owned by a person who is not an Immediate Family Member or by an entity that is not beneficially owned solely by Immediate Family Members. “Immediate Family Members” shall be defined as the spouse and natural or adopted children or grandchildren of the optionee and their spouses.

Any attempted assignment, transfer, pledge, hypothecation or other disposition of Options, or levy of attachment or similar process upon Options not specifically permitted herein, shall be null and void and without effect.

ARTICLE IX
EXERCISE OF OPTIONS

Section 1.  Each Option shall terminate 10 years after the date on which it was granted.

Section 2.  Except in cases provided for in Article X hereof, each Option may be exercised by the holder thereof only while the optionee to whom such Option was granted is an Eligible Director.

Section 3.  A person electing to exercise an Option or any portion thereof then exercisable shall give written notice to the Company of such election and of the number of Shares such person has elected to purchase, and shall at the time of purchase tender the full purchase price of such Shares, which tender shall be made in cash or cash equivalent (which may be such person’s personal check) or in Shares already owned by such person and held for at least six months (which tender may be by actual delivery or by attestation) and which Shares shall be valued for such purpose on the basis of their Fair Market Value on the date of exercise, or in any combination thereof. The Company shall have no obligation to deliver Shares pursuant to the exercise of any Option, in whole or in part, until such payment in full of the purchase price of such Shares is received by the Company. No optionee, or legal representative, legatee, distributee, or assignee of such optionee shall be or be deemed to be a holder of any Shares subject to such Option or entitled to any rights of a stockholder of the Company in respect of any Shares covered by such Option distributable in connection therewith until such Shares have been paid for in full and have been issued or delivered by the Company.

Section 4.  Each Option shall be subject to the requirement that if at any time the Board shall be advised by counsel that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free from any conditions not reasonably acceptable to such counsel for the Board.

Section 5.  The Company may establish appropriate procedures to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the exercise of Options, and to ensure that the Company receives prompt advice concerning the occurrence of any event which may create, or affect the timing or amount of, any obligation to pay or withhold any such taxes or which may make available to the Company any tax deduction resulting from the occurrence of such event.

ARTICLE X
TERMINATION OF SERVICE
AS AN ELIGIBLE DIRECTOR

Section 1.  If and when an optionee shall cease to be an Eligible Director for any reason other than death or retirement from the Board, all of the Options granted to such optionee shall be terminated except that any Option, to the extent then exercisable, may be exercised by the holder thereof within three months after such optionee ceases to be an Eligible Director, but not later than the termination date of the Option.

Section 2.  If and when an optionee shall cease to be an Eligible Director by reason of the optionee’s retirement from the Board, all of the Options granted to such optionee shall be terminated except that any Option, to the extent then exercisable or exercisable within one year thereafter, may be exercised by the holder thereof within three years after such retirement, but not later than the termination date of the Option.

Section 3.  Should an optionee die while serving as an Eligible Director, all the Options granted to such optionee shall be terminated, except that any Option to the extent exercisable by the holder thereof at the time of such death, together with the unmatured installment (if any) of such Option which at that time is next scheduled to become exercisable, may be exercised until the third anniversary of  the date of such death, but not later than the termination date of the Option, by the holder thereof, the optionee’s estate, or the person designated in the optionee’s last will and testament, as appropriate.

Section 4.  Should an optionee die after ceasing to be an Eligible Director, all of the Options granted to such optionee shall be terminated, except that any Option, to the extent exercisable by the holder thereof at the time of such death, may be exercised until the third anniversary of the date the Participant ceased to be an Eligible Director, but not later than the termination date of the Option, by the holder thereof, the optionee’s estate, or the person designated in the optionee’s last will and testament, as appropriate.

ARTICLE XI
AMENDMENTS TO PLAN AND OPTIONS

The Board may at any time terminate or from time to time amend, modify or suspend this Plan; provided, however, that no such amendment or modification shall be made without stockholder approval if such approval is deemed necessary to comply with any regulatory requirements.

ARTICLE XII
TERMINATION OF PLAN

Subject to Article XI, no Options may be granted under the Plan later than October 8, 2008, which is ten years after the date the Plan was approved by the Company’s stockholders; provided, however, that Options granted prior to such date shall remain in effect until all such Options have either been satisfied, expired or canceled under the terms of the Plan, and any restrictions imposed on Shares in connection with their issuance under the Plan have lapsed.